Exhibit 99.8

AHPC HOLDINGS, INC.

7% SECURED NOTES WITH ATTACHED WARRANTS

SECURED DEBT PLACEMENT AGREEMENT

THIS SECURED DEBT PLACEMENT AGREEMENT (the “Agreement”) is entered into as of the date set forth on the signature page hereof by and between AHPC Holdings, Inc., a Maryland corporation (the “Company” or “AHPC”), and LaSalle St. Securities, LLC, a Delaware limited liability company (“LaSalle”) (collectively, the “Parties”).

The Company proposes to offer and sell, through LaSalle, up to $1,000,000 of two-year 7% secured notes (the “Secured Notes”) solely to “Accredited Investors” as such term is defined in Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), upon the terms and subject to the conditions set forth in this Agreement. The offering may be increased to $1,400,000.00 but only upon written acceptance by both AHPC and LaSalle.

1) Engagement as Placement Agent

(a) Appointment. The Company hereby appoints LaSalle as its Placement Agent for the sale of up to $1,000,000 of 7% Secured Notes (with attached warrants to purchase AHPC common stock) pursuant to a Private Placement Memorandum (“PPM”) to be jointly prepared by LaSalle and AHPC, and in compliance with its terms and conditions. The minimum value of Secured Notes that LaSalle may place with a subscriber is $50,000, such minimum as may be waived at the discretion of AHPC.

(b) Description of the Secured Notes. The Secured Notes shall bear interest at a rate of 7% per annum (computed on the basis of a 360-day year of twelve 30-day months for actual days elapsed) with a maturity date of two years after the date of the issuance of the Secured Notes. Interest shall be paid to holders of the Secured Notes (“Noteholders”) quarterly, such dates as shall appear in the Secured Notes themselves. The Secured Notes will also have attached Class A warrants (“A-Warrants”) and Class B warrants (B-Warrants) entitling the Noteholders to purchase shares of AHPC common stock (“Common Stock”). Class A warrants have an exercise term of three years from the Closing Date (as hereafter defined). Class B warrants have an exercise term of five years from the Closing Date (as hereafter defined). The number of shares of Common Stock represented by the A-Warrants shall be equal to 16% of the value of the Secured Note with an exercise price equal to $3.50. The number of shares of Common Stock represented by the B-Warrants shall be equal to 10% of the value of the Secured Note with an exercise price equal to $4.50. The Warrant (and the Warrant Shares) shall carry the same anti-dilutive rights as the Company’s Class A Preferred Shares. The Secured Notes with attached Warrants shall be offered subject to the right of the Company to reject any subscription in whole or in part for any reason whatsoever or to sell to any prospective investor less than the dollar value of Secured Notes subscribed for. Any reference herein to the Secured Notes shall also be deemed to refer to the attached Warrants, even if the Warrants are not mentioned in each instance.

(c) Forced Exercise. In the event that the common stock of the Company trades at or above $8.75 for fifteen (15) consecutive business days, the Noteholders will have five (5) business days to exercise Class A warrants or the Company will do a cashless exercise and issue shares to the warrant holders common shares based on the closing price of the common stock on the 15th business day. In the event that the common stock of the Company trades at or above $11.25 for fifteen (15) consecutive business days, the Noteholders will have five (5) business days to exercise Class B warrants or the Company will do a cashless exercise and issue common shares to the warrant holders based on the closing price of the common stock on the 15th business day.

(d) Mandatory Redemption. If during the two year period, the Company completed an equity offering with net proceeds in excess of $6 million, the Company will be required to redeem all the Secured Notes within fifteen (15) business days of the closing of such an equity offering.

(e) Commissions. As compensation for services rendered in soliciting and obtaining purchasers for the Secured Notes, the Company shall pay LaSalle commissions and warrants as described in Paragraph 4, below. To the extent permitted by applicable law and regulations, LaSalle may pay a portion of the compensation received by it from the Company to its representatives who sell the Secured Notes to which such compensation is attributable.

(f) Registration. LaSalle represents that it is registered and in good standing with the NASD as a broker-dealer in a capacity which permits it to participate in sales of the Secured Notes. LaSalle also represents that it is duly registered as a broker-dealer under the applicable statutes and regulations of each state in which the Secured Notes will be offered and sold.

(g) Undertakings. LaSalle shall use its best efforts to locate persons and/or legal entities eligible to purchase the Secured Notes with attached Warrants on the terms stated herein and in the PPM. It is understood that LaSalle has no commitment with regard to the sale of the Secured Notes other than to use its best efforts. In connection with its offer and sale of the Secured Notes, LaSalle represents that it will comply fully with all applicable laws, and the rules of the NASD, the SEC, and state securities administrators in states in which the Secured Notes are offered and sold.

AHPC shall establish or otherwise secure access to an escrow account for the proceeds until such time as the transaction shall close. Such escrow account shall be in a form and through a company acceptable to LaSalle.

There shall be only one closing of the sale of the Secured Notes (the “Closing”) and it shall occur on the earlier of i) the business day following the day on which AHPC has accepted subscriptions for all $1,000,000 of Secured Notes, ii) the business day following written notice by LaSalle that it does not expect to place any additional Secured Notes, such notice as is acknowledged and accepted in writing by AHPC, or iii) the business day following written notice by AHPC that it wishes to proceed with the closing of the sale of the Preferred Shares, such notice as is acknowledged and accepted in writing by LaSalle (the “Closing Date”). On the Closing Date, LaSalle shall wire funds to the Company’s designated bank account equal to the purchase price for the Secured Notes subscribed for less the commission payable to LaSalle as described in paragraph 4, below. Subsequently, the Company shall deliver to LaSalle promissory notes and Warrants for further distribution to the subscribers.

The transaction described in this Paragraph 1(g) shall be referred to herein as the “Offering.”

(h) Public Offerings. AHPC agrees that LaSalle shall have the right to participate as an underwriter in any secondary public offering of the Company’s securities, and that LaSalle shall receive a fee not less than that of any company participating in the public offering as a co-manager. This provision shall survive the expiration of any other provisions of this Agreement.

2. Blue Sky Filings.
As the Preferred Shares will be offered and sold only to Accredited Investors, as defined in Rule 501(a) of Regulation D promulgated under the Securities Act, the Company will prepare, execute and file all "blue sky" qualification, registration or exemption documents in order to qualify the Secured Notes for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States.

3. Representations and Warranties.
AHPC represents and warrants to LaSalle that:

(a) The PPM will be prepared pursuant to Section 4(2) and Regulation D of the Securities Act relating to the private offering of the Secured Notes, in conformity with all of the requirements of the Securities Act, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder;

(b) The PPM will contain all material statements and information required to be included therein by the Securities Act and will not include any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statements are made, not misleading;

(c) The Company is duly organized and validly existing as a corporation under the laws of the State of Maryland and has full power and authority to conduct its business in the State of Illinois as shall be described in the PPM, and to issue, sell and deliver the Secured Notes;

(d) The Secured Notes, when issued and sold pursuant to the terms hereof and of the PPM, will be validly issued, fully paid and non-assessable, and the Company will apply the net proceeds received from their issuance and sale in the manner to be set forth in the PPM;

(e) The Company has all required governmental, regulatory and exchange approvals and licenses and has effected all filings and registrations required to conduct its business and perform its obligations as may be described in the PPM;

(f) The Offering is undertaken by LaSalle on a "best efforts" basis, in a commercially reasonable manner, and that LaSalle makes no representation as to the success of the Offering, and will not be held responsible for damages (including consequential damages) or other liabilities in the event the Offering is not successful;

(g) Except as disclosed in the PPM, there are no actions, suits, proceedings or investigations pending or, to the best of AHPC's knowledge, threatened against or affecting the Company which could prevent or interfere with or adversely affect the performance by the Company of its obligations hereunder or the offering, issuance and sale of the Secured Notes, or which, individually or in the aggregate, would have a material adverse effect on the value of the assets or the operation of the business of the Company;

(h) The Company represents and warrants that financial statements included in the PPM will have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby, and present fairly the financial position of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end adjustments. In the opinion of management, all adjustments (consisting only of normal year-end adjustments) will have been made which are considered necessary for a fair presentation of such information for the periods presented. AHPC will advise LaSalle of any material adverse change in the condition of the Company, financial or otherwise, from that as shall be set forth in the PPM.

4. Security.
The Secured Notes shall be collateralized by a security interest in all the assets of the Company that are not secured by the Company’s existing credit facility.

5. Compensation.
As compensation for LaSalle’s placement of Secured Notes, AHPC agrees to pay LaSalle a selling commission (the “Commission”) equal to three percent (1%) of the aggregate gross sale proceeds received from the sale of the Secured Notes to institutional investors (“Institutional Investors”) and six percent (4%) of the aggregate gross sale proceeds received from the sale of the Secured Notes to retail investors (“Retail Investors”). LaSalle will not be entitled to a Commission with respect to any tendered subscriptions that are rejected by the Company or in which it is determined that the solicitation or obtaining of purchasers was made in violation of the securities laws of the United States or any state or other jurisdiction or this Agreement. In addition, LaSalle shall be paid a 2% non-accountable expense allowance.

In addition to the Commission, within three business days of the Closing Date the Company will issue to LaSalle a warrant (the “LaSalle Warrant”) entitling LaSalle to purchase shares of AHPC’s Common Stock (the “Warrant Shares”) identical to the Warrants that will attach to the Secured Notes. The number of LaSalle Warrant Shares shall be equal to three percent (4%) of the aggregate value of the Secured Notes placed by LaSalle divided by an exercise price equal to the greater of $3.50 or the closing market price of the Company’s common stock on the Closing Date. The LaSalle Warrant (and the Warrant Shares) shall carry the same anti-dilutive rights as the Company’s Class A Preferred Shares. The LaSalle Warrant shall be exercisable starting from the six months after the date of issuance and shall expire, if not exercised, five (5) years from the Closing Date.

LaSalle shall be entitled to collect fees described under this paragraph 5 for a period of twelve (12) months after the Closing Date with regard to any private purchase of the securities of AHPC by a party introduced by LaSalle pursuant to this Agreement. LaSalle shall maintain full piggyback rights with respect to the Warrant Shares.

LaSalle shall reimbursed for all accountable expenses associated with the offering including escrow fees, printing, and legal to file the security agreement.

6. Registration Rights.
LaSalle and the Noteholders shall be entitled to have all Warrant Shares registered by the Company at the Company’s sole expense at such time as the Company next undertakes to files a registration statement (on any form then available to the Company) after the Closing Date. LaSalle and the Noteholders shall have the right to make a single request to register the Warrant Shares if AHPC has not filed a registration statement within twelve months of the Closing Date (the “Demand Registration”), and the Company agrees to file a registration statement so as to register the Warrant Shares after such demand is made in writing and delivered to the Company. The Company agrees to bear all costs and expenses of any such Demand Registration.

7. Indemnification.

(a) The Company agrees to indemnify and hold harmless LaSalle and each person, if any, who controls LaSalle within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages, liabilities and expenses (including any investigation, legal and other expenses incurred in connection therewith, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which, jointly or severally, they, or any of them, may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended, any other federal or state statutory or foreign law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions with respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the PPM, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; except insofar as any such untrue statement or omission was made in such PPM in reliance upon and in conformity with information furnished in writing to the Company by LaSalle expressly for use therein.

(b) LaSalle agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity from the Company set forth in Section 5 hereof, but only insofar as the losses, claims, damages, liabilities or expenses indemnified against arise out of or are based upon any untrue statement or omission which was made in the PPM in reliance upon and in conformity with information furnished in writing by LaSalle expressly for use therein; provided however, that LaSalle’s obligation to indemnify the Company or any person who controls any of them, hereunder shall be limited to the total price of the Preferred Shares sold to the public by LaSalle.

(c) Any party which proposes to assert the right to be indemnified under this Section shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the failure to so notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability which it may have to any indemnified party other than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, if it so elects, individually or jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, other than reasonable costs of investigation requested by the indemnifying party, subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its own counsel in any such action in which the indemnifying party has so assumed the defense, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment of counsel by such indemnified party has been authorized by the indemnifying party; (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense of such action (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party); or (iii) the indemnifying party shall not in fact have employed counsel to assume the defense of such action; in each of which cases the fees and expenses of counsel of the indemnified party shall be at the expense of the indemnifying party. An indemnifying party shall not be liable for any settlement of any action or claim effected without its consent. In the case of (ii) above, the indemnified party shall not be liable for the expenses of more than one separate counsel for each of the following groups: (y) LaSalle and any person who controls LaSalle within the meaning of Section 15 of the Securities Act, and (z) the Company and any person who controls the Company within the meaning of Section 15 of the Securities Act.

8. Notices.
Any notices under this Agreement shall be given or confirmed in writing and sent by registered or certified mail, postage prepaid and addressed as follows or as specified by any party hereto by written notice to all other Parties hereto: (i) if to AHPC, 80 International Blvd., Glendale Heights Illinois 60139 and (ii) if to LaSalle, 4722 Main Street, Lisle, Illinois 60532.

9. Entire Agreement.
This Agreement contains the entire understanding of the Parties hereto with respect to the subject matter contained herein.

10. Counterparts.
This Agreement may be executed in one or more counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

11. Governing Law.
This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

IN WITNESS WHEREOF, this Agreement has been executed by the Parties hereto as of the _____ day of July, 2005.

AHPC HOLDINGS, INC.                                                                 LASALLE ST. SECURITIES, LLC

__________________________________                            __________________________________
By: Alan Zeffer                                                                                By: Michael Grady
Its: Chief Executive Officer                                                            Its: Director of Corporate Finance